                        OPPENHEIMER MIDCAP FUND.
                Supplement dated November 4, 2003 to the
                   Prospectus dated December 23, 2002

The Prospectus is changed as follows:

1.    The paragraph  titled  "Portfolio  Manager" on page 13 of the prospectus is deleted and replaced with the following:

      Portfolio Manager.  Effective October 29, 2003, the portfolio manager of the Fund is John O'Hare, who is principally responsible for the day-to-day management of the Fund's portfolio.  Mr. O'Hare has been a
      Vice President of the Manager since September 2003.  He is also an officer and portfolio manager of other Oppenheimer funds.  Mr. O'Hare joined the Manager as a portfolio manager of other funds in September
      2003.  Prior to joining the Manager, Mr. O'Hare was an Executive Vice
      President and Portfolio Manager at Geneva Capital Management, Ltd.
      (since August 1997). Mr. O'Hare holds a BBA in Finance and Economics from the University of Wisconsin and is a Chartered Financial Analyst.

November 4, 2003                                            PS0745.023